Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the ___ day of March, 2010, by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the “Company”), and the stockholders set forth on the signature pages affixed hereto (each a “Stockholder” and collectively the “Stockholders”).

Recitals

A.          As of March 9, 2010, the Company and the Stockholders entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) providing for the issuance and sale of 10,000,000 units (the “Units”), each Unit consisting of one share of 8% convertible preferred stock (the “Preferred Stock”), par value $.001 per share, of the Company, and a warrant (the “Warrants”) to purchase one-half of one share of common stock, par value $.001 per share (the “Common Stock”) as indicated therein.

B.           In connection with the sale of the Units, Maxim Group LLC (the “Placement Agent”) served as the placement agent and in connection therewith is entitled to payment by the Company of shares of Common Stock equal to 10% of the shares of Preferred Stock sold pursuant to the Securities Purchase Agreement.

C.           In connection with the Securities Purchase Agreement the Company desires to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

Now, therefore, in consideration of the foregoing and the mutual promises contained herein, the Company and Stockholders agree as follows:

Agreement

1. Definitions.  For purposes of this Agreement, capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Securities Purchase Agreement, and the following terms shall have the meanings given them:

1.1. “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

1.2. “Charter” the Company’s Restated Articles of Incorporation, as amended by the Certificate of Amendment to Restated Articles of Incorporation, as may be amended from time to time.

1.3. “Common Stock” means the common stock, par value $.001 per share, of the Company, or shares or other equity interests of the Company issued in exchange for or otherwise in connection with any conversion of the Preferred Stock or exercise of the Warrants.

1.4. “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1.5. “Damages” means any loss, damage, or liability to which a party hereto may become subject under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

1.6. “Excluded Registration” means (a) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan on a Registration Statement on Form S-8; or (b) a registration relating to a Rule 145 transaction.

1.7. “Form S-1” means such form under the 1933 Act as in effect on the date hereof or any successor registration form under the 1933 Act subsequently adopted by the SEC.

1.8. “Form S-3” means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.9. “GAAP” means generally accepted accounting principles in the United States.

1.10. “Holder” means any holder of Registrable Securities who is a party to this Agreement, including permitted transferees that agree in writing to be bound by and subject to the terms and conditions of this Agreement.

1.11. “Preferred Stock” means the 8% Convertible Preferred Stock, par value $.001 per share, of the Company.

1.12. “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.13. “Registrable Securities” means (a) the Common Stock issued to the Placement Agent in connection with the sales of Preferred Stock pursuant to the Securities Purchase Agreement; (b) the Common Stock issuable to any Holder upon conversion of the Preferred Stock and exercise of the Warrants issued to such Holder; (c) any Common Stock issued as a dividend or other distribution with respect to the Preferred Stock; and (d) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referenced in clauses (a), (b) and (c) above, including without limitation any Common Stock which is issued to any Holder subsequent to the conversion resulting from any stock split or merger, and excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 3.1, and excluding for purposes of Section 2 any Common Stock for which registration rights have terminated or suspended pursuant to Section 2.9 of this Agreement.

1.14. “SEC” means the Securities and Exchange Commission.

1.15. “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act.

1.16. “Rule 145” means Rule 145 promulgated by the SEC under the 1933 Act.

1.17. “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and shall include fees and disbursements of counsel for any Holder (except for such fees and disbursements of counsel for the Holders as provided in Section 2.6).

1.18. “1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

1.19. “1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Registration Rights. The Company covenants and agrees as follows:

2.1. Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for equity holders other than the Holders) any of its securities under the 1933 Act in connection with the public offering of such securities (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within ten (10) business days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.2 and Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.2. Underwriting Requirements.  In connection with any offering involving an underwriting of the Company’s securities pursuant to Section 2.1, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting agreement as agreed upon between the Company and its underwriters (which underwriting agreement shall contain customary terms and conditions), and then only in such quantity as the underwriters in their reasonable discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by security holders of the Company to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters in their reasonable discretion determine will not jeopardize the success of the offering. When allocating the cut-back required by this Section 2.2, holders of securities for which registration rights have been granted pursuant to agreements effective prior to the date of this Agreement and which agreements provide for registration rights with priority over the Registrable Securities shall take priority over the Registrable Securities for inclusion in the offering. After application of the priority provision of the proceeding sentence, if the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. For purposes of the provision in this Section 2.2 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder” as defined in this sentence.

2.3. Rule 415 Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a registration statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Holder to be named as an “underwriter,” the Company shall (i) remove from the registration statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to ensure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such registration statement without the prior written consent of such Holder. When allocating the cut-back required by this Section 2.3, holders of securities for which registration rights have been granted pursuant to agreements effective prior to the date of this Agreement and which agreements provide for registration rights with priority over the Registrable Securities shall take priority over the Registrable Securities for inclusion in the offering. After application of the priority provision of the proceeding sentence, if the Company determines that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders, subject to compliance with the SEC Restrictions, in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.

2.4. Obligations of the Company. Whenever required under Section 2.1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and keep such registration statement effective until the latter to occur of (i) the expiration of six months or, if earlier, such time that the distribution contemplated by the registration statement has been completed or (ii) such time that the Registrable Securities may be resold by the Holder without restriction under Rule 144 (assuming that such Registrable Securities that consist of securities convertible into other securities of the Company are exercised solely in exchange for other securities (including Common Stock) of the Company as contemplated by Rule 144(d)(3)(ii));

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the 1933 Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the 1933 Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith; and

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

2.5. Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6. Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; and fees and disbursements of counsel for the Company, shall be borne and paid by the Company.  All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf. Notwithstanding the foregoing, upon the registration of Registrable Securities pursuant to Section 2, Holders of a majority of the Registrable Securities, including all such Holders that acquired, directly or indirectly, their Registrable Securities through sales made by the Company pursuant to its Confidential Private Placement Memorandum dated May 13, 2009, its Confidential Private Placement Memorandum dated August 17, 2009, or its Confidential Private Placement Memorandum dated January 20, 2010 that are to be registered pursuant to Section 2 shall be entitled to appoint one counsel in connection with the registration, and the Company shall pay such counsel’s fees and disbursements related to the registration in an amount not to exceed $15,000.

2.7. Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the 1933 Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter (as defined in the 1933 Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay, severally and not jointly, to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7 give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.7 unless such failure actually and materially prejudices the indemnifying party’s ability to defend such action.

(d) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the 1933 Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the 1933 Act.

(e) To provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the provisions on indemnification and contribution contained in the underwriting agreement shall not contain provisions which expose the Holders to greater liability than the terms contained herein.

(g) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration under Section 2, and otherwise shall survive the termination of this Agreement.

2.8. Current Public Information. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times; and

(b) furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (A) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144; (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

2.9. Termination and Suspension of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2 shall terminate upon such time that the Registrable Securities may be resold by the Holder without restriction under Rule 144 (as amended from time to time).  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2 shall be suspended as of the date of this Agreement until the date that is one year after the date of this Agreement; provided, however, that the rights of a Holder shall not be suspended if at any time during the time period described in this sentence the Company fails to satisfy the adequate current public information requirements of Rule 144.

3. Miscellaneous.

3.1. Successors and Assigns.  Except as set forth in this Section 3.1, this Agreement shall not be assignable by any Holder without the prior written consent of the Company.  Prior written consent will not be required for any assignment of this Agreement by a Holder to an Affiliate assignee, or in connection with any transfer of at least seventy-five percent (75%) of the Registrable Securities of such Holder; provided that such transfer provided that (i) the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of the Affiliate or other assignee and (ii) the Affiliate or other assignee agrees in a written instrument satisfactory to the Company, to be bound by and subject to the terms and conditions of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2. Governing Law.    This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

3.3. Counterparts; Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

3.4. Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

PROVECTUS PHARMACEUTICALS, INC.
7327 Oak Ridge Highway, Suite A
Knoxville, TN 37931
Attention: Peter R. Culpepper
Telephone No.: (865) 769-4011
Telecopier No.: (865) 769-4013

with a copy to:

Linda Crouch
Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
100 Med Tech Parkway
Suite 200
Johnson City, Tennessee 37604
Telephone No.: (423) 928-0181
Telecopier No.: (423) 928-5694

If to the Stockholders:

to the addresses set forth on the signature pages hereto.

3.6. Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Stockholders.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

3.7. Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

3.8. Aggregation of Securities.  All shares of Registrable Securities held or acquired by Affiliates of a Holder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement of such Holder.

3.9. Entire Agreement.  This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

3.10. Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                                                     PROVECTUS PHARMACEUTICALS, INC.

By:_________________________
Name:  Peter R. Culpepper
Title:  Chief Financial Officer

Signature Page to Registration Rights Agreement

The Stockholders:

MAXIM GROUP LLC

By:_______________________________________
Name:
Title:

Aggregate Purchase Price:	$_________________________________________
Number of Shares:	__________________________________________
Number of Warrants:	__________________________________________

Address for Notice:	__________________________________________
__________________________________________
__________________________________________
__________________________________________

Signature Page to Registration Rights Agreement

The Stockholders:

By:_______________________________________
Name:
Title:

Aggregate Purchase Price:	$_________________________________________
Number of Shares:	__________________________________________
Number of Warrants:	__________________________________________

Address for Notice:	__________________________________________
__________________________________________
__________________________________________
__________________________________________

Signature Page to Registration Rights Agreement